SE Basin, Turkey ‘11 Applying old lessons to new frontiers April 11 Permian Basin, TX ‘38 2011 Analyst Day Meeting 2011 Analyst Day Meeting April 12, 2011 April 12, 2011 Exhibit 99.1

Disclaimer
Forward-Looking Statements
Outlooks, projections, estimates, targets, and business plans in this presentation or any related subsequent discussions are forward-looking statements. Actual future results, including TransAtlantic
Petroleum Ltd.’s own production growth and mix; financial results; the amount and mix of capital expenditures; resource additions and recoveries; finding and development costs; project and drilling plans, timing, costs, and capacities; revenue enhancements and cost efficiencies; industry margins; margin enhancements and integration benefits; and the impact of technology could differ materially due to a number of factors. These include changes in long-term oil or gas prices or other market conditions affecting the oil, gas, and petrochemical industries; reservoir performance; timely completion of development projects; war and other political or security disturbances; changes in law or government regulation; the outcome of commercial negotiations; the actions of competitors; unexpected technological developments; the occurrence and duration of economic recessions; unforeseen technical difficulties; and other factors discussed here and under the heading  “Risk Factors" in our Annual
Report on Form 10-K for the year ended December 31, 2009 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010, June 30, 2010 and September 30, 2010 available at our website at www.transatlanticpetroleum.com and www.sec.gov. See also TransAtlantic’s 2009 audited financial statements and the accompanying management discussion and analysis. Forward-looking statements are based on management’s knowledge and reasonable expectations on the date hereof, and we assume no duty to update these statements as of any future date.
No Offer, Solicitation or Recommendation
The information set forth in this presentation does not constitute an offer, solicitation or recommendation to sell or an offer to buy any securities of the Company. The information published herein is provided for informational purposes only. The Company makes no representation that the information and opinions expressed herein are accurate, complete or current. The information contained herein is current as of the date hereof, but may become outdated or subsequently may change. Nothing contained herein constitutes financial, legal, tax, or other advice.
Notes Regarding SEC Reserves Data and Other Oil and Gas Information
The Company uses in this presentation the terms proved, probable and possible reserves. Proved reserves are reserves which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible from a given date forward, from known reservoirs and under existing economic conditions, operating methods and government regulations prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced, or the operator must be reasonably certain that it will commence the project within a reasonable time. Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered. Possible reserves are those additional reserves that are less certain to be recovered than probable reserves.  Estimates of probable and possible reserves which may potentially be recoverable through additional drilling or recovery techniques are by nature more uncertain than estimates of proved reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company.
In addition, in this presentation the Company uses certain broader terms such as “contingent resource estimate,” or “potential” or “upside” or other descriptions of volumes of resources potentially recoverable through additional drilling or recovery techniques that may include probable and possible reserves as defined by the SEC’s guidelines. The Company has not attempted to distinguish probable and possible reserves from these broader classifications. The SEC’s rules prohibit us from including in filings with the SEC these broader classifications of reserves. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized. Contingent resource estimate refers to the Company’s internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques and have not been reviewed by independent reserves evaluators. Contingent resource estimates do not constitute reserves and do not include proved reserves. Area wide unproven, unrisked resource potential has not been fully risked by our management. Actual quantities that may be ultimately recovered from the Company’s interests will differ substantially. Factors affecting ultimate recovery include the scope of the Company’s drilling program, which will be directly affected by the availability of capital, drilling and production costs, commodity prices, availability of drilling services and equipment, drilling results, license expirations, transportation constraints, regulatory approvals, field spacing rules, recoveries of gas in place, length of horizontal laterals, actual drilling results, including geological and mechanical factors affecting recovery rates and other factors. Estimates of resource potential may change significantly as development of our resource plays provides additional data.
DeGolyer and MacNaughton evaluated the Company’s reserves as of December 31, 2010 in accordance with the reserves definitions of Rule 4-10(a) (1)-(32) of Regulation S-X of the Securities and Exchange
Commission (“SEC”) and in accordance with National Instrument 51-101 (“NI 51-101”) and the Canadian Oil and Gas Evaluators Handbook (“COGEH”).  DeGoyler and MacNaughton evaluated reserves at the Company’s Selmo oil field, Arpatepe oil field, Bakuk license, and Thrace Basin gas fields, all of which are located in Turkey.
In this presentation, the Company uses the term “barrels of oil equivalent” (“Boe”).  Boe is not included in the DeGolyer and MacNaughton report and is derived by the Company by converting natural gas to oil in the ratio of six thousand cubic feet (mcf) of natural gas to one barrel (bbl) of oil.  Boe may be misleading, particularly if used in isolation. A boe conversion ratio of 6 mcf to 1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead.

- Status of Filing 10-K and New CFO
- Overview
- Operations
  - Turkey
  - Morocco
  - Bulgaria
  - Romania
- Summary

Agenda 3 N. Malone Mitchell, 3 rd , Chairman Matthew McCann, CEO matt.mccann@tapcor.com Phone: 214-265-4738

Overview South East Turkey Drilling Rig at the Selmo Oil Field 5/14/10 4

TransAtlantic Petroleum Ltd.

TransAtlantic Petroleum Corp.

incremental PETROLEUM LIMITED

EOT
Energy Operations Turkey

ZORLU

THRACE BASIN
NATURAL GAS TÜRKİYE CORPORATION

Direct Petroleum Exploration, Inc.

Identify
Acquire
RIATA ENERGY
TRANSATLANTIC Petroleum Ltd.
Execute
Fund

Capitalize Good Ideas 5 Application of advanced technologies Vertically integrated Diverse inventory of projects in core areas Competitive Advantage

We’ve Set the Stage to Execute
Acquired rigs & equipment.
Acquired production and reserves (Incremental) when oil
was < $40/bbl
Acquired Energy Operations Turkey, LLC (Paleozoic Trend)
Closed acquisition of Zorlu’s E&P operations
First Fracture Stimulation in Thrace Basin
Exercised option to acquire Thrace Basin Natural Gas Turkiye
Corporation and Pinnacle Turkey Inc. and acquired 100%
ownership of Direct Bulgaria & Direct Morocco
Mar 09
Dec 08
Jul 09
Aug 10
Oct 10

Feb 11
* A boe conversion ratio of 6 mcf to 1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead.
Execution Plan for 2011
Increase production to 10,000 Boepd in
Turkey by year end
$125 - $150 MM CAPEX in 2011
• 50% dedicated to Thrace Basin
Focus where we have control within our
established inventory
Emphasize tying in production
TransAtlantic Acreage Position
Gross Net
Turkey 6,385,000 5,980,000
Bulgaria 600,000 600,000
Morocco 766,000 766,000
Romania 1,440,000 720,000
Total 9,191,000 8,066,000
Reserves
Proved
Developed
Total
Proved
plus
Proved
plus
Probable
plus
Possible Proved Probable
Oil and Condensate,
Mbbl 5,588 12,936 18,277 31,080
Gas, Mmcf 16,560 22,425 60,737 234,863
Total Oil and Gas,
Mboe* 8,346 16,674 28,400 70,224
Year End Reserves  (12/31/10)

TRANSATLANTIC Petroleum Ltd.

DIESEL
FUEL ONLY
DIKKAT

Operations 7 VGS Seismic Survey Temrez Area, Thrace Basin

The Economist
Don't mess with Russia
Excellent Fiscal Terms
Geographic Positioning
Supply / Demand Imbalance
Exploration Opportunity

Crude Oil Consumption vs. Production
800
700
600
500
400
300
200
100
'09 Average BOPD
Consumption 580k
Production 53k
Net Imports 527k
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 09

Natural Gas Consumption vs. Production
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
'09 Average BCF/d
Consumption 3.39
Production .08
Net Imports 3.29
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09

Why Turkey?
Royalty 12.5%
Tax 20.0%
Investment in Turkey
increasing:
Chevron
Exxon
Petrobras
Turkey imports >70%
of its gas consumption
from Russia
Gas priced at ~$8/mcf
Known petroleum
systems and attractive
geology
Opportunity for
modern technology to
make a difference
No stimulation history

TRANSATLANTIC Petroleum Ltd.

BULGARIA
Habiller
Edirne
Gocerler
Adatepe
Cayirdere-D Adatepe
Istanbul
Velimese-TPAO Unconv
Malkara-2
Malkara-1
Alpullu-Temrez
Banarli
TURKIYE
GREECE
Bodrum
CYPRUS
LEBANON
ARMENIA
AZERBAIJAN
IRAN
Ankara
Haymana
Tuz Golu
Tuz Golu South
Sivas Basin
Malatya
Gurun
Abdulaziz
Selmo
Molla
Bismil
Germav
Hakkari
Gaziantep
Adana
Yuksekkoy
Midyat
Bakuk
Idil
II
III
IV
V
VI
VII
VIII
IX
X
XI
XII
XIII
XIV
XV
XVI
XVII
XVIII
400000
600000
800000
Legend
TransAtlantic Office
TransAtlantic Licenses
Condition
JV&Farm-in
Pending
Exploration License; Production Lease
TBNG

Becoming Turkey’s Best Public
Oil & Gas Company

* A boe conversion ratio of 6 mcf to 1 bbl us based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead.
Land
Approximately 6.4 mm gross acres
Development & exploration balance
Oil & Gas balance
Investment Thesis
Technology
3D seismic
PDC & directional drilling
Fracture stimulation
Integration
Oil field services
Midstream capacity
Cost – availability – value capture
Reserves MMBOE*      Proved
Proved
+Probable
Proved +
Probable
+Possible
Selmo 12.1 16.8 29.3
Thrace 3.5 9.5 38.1
S.E. Turkey (other) 1.0 2.0 2.7
Total 16.6 28.3 70.1
Thrace
Basin
Syrian
Trend

Thrace Basin
Edirne
Year end production target for the Thrace Basin:
35-40  Mmcfpd:
Alpullu
(4861)
Joint
Area
TBNG

* Does not include acreage from pending TBNG acquisition
Total Acreage*
Gross Net
1,064,433 779,206
2011 Capex
$60-$70 MM
Drilling Plans
50-60 Wells
Upside
Deep prospects with
large structural  closures
Extension of shallow gas
play with 3D
1,500 sq km 3D
Prospect inventory building
Fracture Stimulation

TRANSATLANTIC
Petroleum Ltd.

Edirne
3839
4037
Pelit
3648
4288
Gocerler
Adatepe
3599
4794
Alpullu
4861
4200
3792
3791
3864
3734
4126
4201
4532
3858
3931
3934
4094
Legend
Fields selection
TBNG
AMITY
AMITY-Planned
BOTAS
BOTAS-Planned
TEMI
TPAO
TBNG Licenses
TransAtlantic Licenses
Condition
Application
Exploration Licenses
Farm-in, JV
Production Lease
Early Unconventional Targets
0 10 20 40 60 80 100
Kilometers

Thrace Basin
Fracture stimulation program
underway
Technology delivers value
Deep Inventory of Re-entries, which
set up full scale development
Net gas production at year-end ~ 35-
40 Mmcf/d
Reserves *
Oil & Gas
Proved - 3.4 MMBoe / 20.5 Bcf
Probable - 6.0 MMboe / 36.0 Bcf
Possible - 28.6 MMBoe / 171.8 Bcf

Successfully fractured
stimulated Kepirtepe-1
well with an initial flow
rate of approximately
4.0 mmcf/d
Joint Venture  Block with
TPAO (National Oil
Company of Turkey )
      A boe conversion ratio of 6 mcf to 1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead.

Type Log Conventional Pays
Osmancik Intervals
Danismen Intervals

• Stacked pays – high drilling success
• 100 – 1,200 m (320 – 4,000 ft) depth
• Thick quality sands
• Deltaic depositional environment
• Blocky character
• Porosities 25 - 27%
• Permabilities 30 - 50 mD
• S
W
40%
Economics
• Quick to drill
• $300-$600K to drill and complete
• Estimated .15-.50 bcf reserves per well, with
some outliers

KARAKAVAK - 1
MİNNETLER- 1/A
TERZİLİ- 2
KARACAOĞLAN - 2
MEZARDERE -1
KARAHIDIR -1
S
N
ERGENE FM
DANIŞMEN FM
OSMANCIK FM
MEZARDERE FM
KOYUNBABA FM
BASEMENT
HAMITABAT FM
CEYLAN FM
KULELİ PALEOHIGH
SOĞUCAK FM
TERZİLİ WRENCH FAULT ZONE

N – S Regional Cross-Section of Western Thrace Basin

Chrono
Time (MY)
STRATIGRAPHY
LITHOLOGY
Depos. Environ.
RESERVOIR
SOURCE
SEAL
PRODUCING FIELDS
PLIO- to QUAT.
MIOCENE
OLIGOCENE
EOCENE
UPPER CRET-ACEOUS
PALAEOZOIC
5.2
23.3
35.4
56.5
65
Ergene Group
Alçitepe Fm
Kirazlı Fm
Gazhanedere Fm
Hisarlıdağ Vol
Yenimuhacir Group
Danişmen Fm
Osmancık Fm
Mezardere
Ceylan Fm
Soğucak Fm
Hamitabat Fm
Keşan Group
Gazikoy Fm
Metamorphic Basement Rocks
Fluvial
Near shore
Fluvial
Volcanic
Swamp Lacustrine Delta plain
Delta front
Pro Delta
Proximal distal Turbidites
Shl. marine
Turbidites
Deep Marine
TOC : 1.4%
TYPE : II, III
TOC : 0.5 - 1.6%
TOC : 0.2 - 0.6%
TYPE : II
TOC : 0.5 - 2.5%
TYPE : I, II

Thickness (km)
Strike-slip fault
Normal fault
City/town
N
Edirne
Kırklareli
Pınarhisar
İğneada
Black Sea
Hayrabolu
Muratlı
Çatalca
Tekirdağ
Ereğli
Malkara
Keşan
Marmara Sea
Karabiga
Erdek
Bandırma
Mudanya
Karacabey
Bursa
Lapseki
Çanakkale
0
25
50 km

Thrace Unconventional Gas
Fracing Unlocks The Potential

Thick sedimentary basin with tremendous upside from
fracture stimulation of tight sands and “show wells”
Reservoirs
Hamitabat (3500-4500 m)
Ceylan (3000-4000 m)
Mezardere (2000-3500 m)
“Tuffs” (found throughout Mezardere & Ceylan)
Thrace Basin Formations

Isopach contour interval = 500 m
Maturation contour interval = 0.2%
4288
3648
3792
3791
MURATLI
CORLU
0 m
500 m
1000 m
1500 m
0.5
0.7
0.9
1.1

ZORLU 3599
3734
MURATLI
CORLU
-6000
TB 3931
TEKIRDAG
TB 3934
TB 3858

Unconventional Gas Play:
Potential in the
Mezardere and Hamitabat
Potential Gas in
Place in Mezardere
Potential Gas in Place
in
Hamitabat
Calculations are based on the area below:
Area: 640 Acres (internal estimates)
Hamitabat formation

Mezardere (for License # 3791)
Prososity: 0.06
Sw: 0.5
Pay: 250 ft
Depth: 2,100 m 6,900 ft
Pressure 3,400 psi
Temp. 190 of
40 BCF/section
Hamitabat (for License # 4861)
Prososity: 0.06
Sw: 0.5
Pay: 250 ft
Depth: 4,600 m 15,100 ft
Pressure 7,500 psi
Temp. 350 of
55 BCF/section

NW TURKEY - EDIRNE 3D BASED EXPLORATION PROGRAM
470000
480000
490000
N
3839
4037
Ferhat
Koru
Manav
Karayusuf
Dokuztepe
Kemer
Dikme
Bent
Volkan
Cukur
Hanim
Ortakci
Kisla
Kirmizihoyuk
Somurcali
Camurbaba
Saritepe
Karakas
Kumluk
Koyustu
Umur Bati
Ikihoyuk Kuzey
Ikihoyuk
Buyukhoyuk
Karatoprak
Kartal
Arpaci Kuzey
Arpaci
Tarla
Toy
Yayla
BOTAS PIPELINE
Discoveries
3D prospects
0 1 2 3 4 5
Kilometers

Focus on Conventional Gas Edirne Area (55% on 3839 / 100% on 4037) 2011 Plan • 12 new structures identified from new 3D • 12 mmcfpd exit rate • 20 wells planned 15

Ortakci Amplitude Map – Lower Danismen

Ortakci-1
Ortakci-4
Ortakci-3
Ortakci-2
Bademlik-1
Ortakci-A
Karahuseyin-1
Kisla-2
Kisla-3

≈

Conventional Structure at a Glance
Ortakci Structure – Volumetric Reserves
Ortakci Structure Volumetrics
Drainage Area 710 acres
Net Pay 10 meters
Bulk Volume 23288 acre-ft
Initial Reservoir Pressure 360 psia
Initial Reservoir Temperature 89 F
Gas Gravity 0.59
Bg 25 v/v
Sw 0.50 dec
Porosity 0.30 dec
Recovery Factor 0.80 dec
Total RGIP 3.0 bcf
Estimated Ultimate Recovery
Ortakci 1 0.45 bcf
Ortakci 2 0.70 bcf
Ortakci 4 0.15 bcf
Kisla 1 0.45 bcf
Kisla 2 0.14 bcf
Drilling Cost   $400K per well for about 0.4 bcf/ well

TRANSATLANTIC Petroleum Ltd.

Original 3-D
Temrez Structure
Alpullu Structure
19 KM 12"
New 3-D
7 KM 10"
11 KM 10"
10 KM 10"
Avlu Structure
Future 3-D
Kara Structure
TBNG Field
TBNG 30 KM 10"
4861 License
Prospects
Producing Fields
Existing Pipeline
Pipeline in Construction
Future Pipeline

Alpullu Area (License 4861) 17 2011 Plan Build out gathering system Develop Alpullu Test Temrez and Avlu Fracture stimulate 10 mmcfpd exit rate 8 wells

TransAtlantic Petroleum Ltd.

Deep
3599
RAPURCE

Osmancik Structure

Osmancik Structure 18

Seismic Line
Osmancik Structure
1 KM

SW
NE
Danismen Dev.
Top Danismen
Osmancik
Not Developed
1000
2000
Not Developed
Mesaidere
3000
Not Developed

Alpullu Field
• Alpullu-1 (2004) made a gas discovery in the Danismen and Osmancik sands in the shallow section.
• The Alpullu shallow structure is defined by a series of stacked amplitude and AVO anomalies within Danismen and Osmancik formations in a NW-SE trending positive flower structure which can be clearly defined both on 2D and 3D seismic data.
• The structure is intersected by a series normal faults within the positive flower structure which form the compartmentalization.

X/Y:
Meters
511400
516400
Alpullu-3
Alpullu 2
Alpullu 1
Pancarkoy-1
Alpullu-4
Alpullu-8
Alpullu-5
Alpullu-6
4579400

3D Seismic is a key exploration tool Alpullu Structure - 3D time-slice @ 0.544 seconds: 20

SW
NE
PAY ZONE
1000
2000
3000
Osmancik
Mesardere
3.9
MMCFGPD
0.825
Osmancik Structure
Seismic Line
License Boundary
1 KM

Avlu Structure

4861 – Avlu Structure:

•
The Prospect is defined by a series of amplitude and AVO anomalies within Osmancik Fm.
•
The Avluobasi-Alacaoglu structure is a thrust roll-over anticline which straddles from 3599 AOI into 3589 TPAO.
•
Alacaoglu-1 (1993) drilled on the license border and tested oil/gas in Osmancik and Mezardere formations.
•
TPAO made a gas discovery 500 meters away from license boundary in Osmancik sands with Alacaoglu-3 (2008)
and Alacaoglu-4 (2009) wells based on 3D seismic data.
•
The same structure and Osmancik sands extends into 3599 AOI license based on 2D seismic data.

Deep Wedge
3599-28
3599-26
Temrez-P8
Temrez-P4
Temrez P5
1400
Re-enter and Deepen

Seismic Line
Osmancik Structure
1 KM

W
E
1000
Osmancik
2000
Mesardere
3000
Hamitibat
4000
Hamitibat Wedge

Temrez Prospect 22

TransAtlantic Petroleum Ltd.

NW
SE
Osmancik
1000
Mesardere
2000
3000
Hamitibat
1 KM
Seismic Line
Osmancik Structure

Kara Structure 23

Dikilitas
Pelit1
3648
4288
Pasakoy 1
Kaynarca 1
Beyazkoy 1
4200
Gocerler
Adatepe
3792
0
2
4
6
8
10
Kilometers
Vakiflar Dogu 1
Velimese Bati
Legend
Wells
Pipeline
Oil&Gas Fields
TransAtlantic Licenses
Condition
Pending
Farm-in
Exploration License; Production Lease

≈

≈

Joint Area with TPAO (50%) 24 2011 Plans • 8-10 mmcfd exit rate • 10 wells planned • 3 producing areas

TRANSATLANTIC Petroleum Ltd.

SEISMIC BASE MAP
TBNGC LICENCES
1. PETROLEUM DISTRICT
Aug-2009
GREECE
SEA OF MARMARA

Conventional and Unconventional Gas Play
Thrace Basin Natural Gas “TBNG”*
4201
3734
3858
3931
3934
4126
Possible 3D
Possible
3D Proposed 175 km2
Current Production
Approximately 25.0 million cubic feet per day
TAT share approximately 9 million per day
$8/Mcf gas and $1/Mcf opex
2011 Plans
• 20 wells
• Re-enter and fracture
stimulate Mezardere
• Acquire 3D
• Maintain production in
2011
* The TBNG acquisition is pending and is expected  to close in the second quarter. TransAtlantic will issue 18.5 million shares of common stock for approximately 35%
of the acreage and production and may elect to acquire an additional 6.5% for $10 million in cash

Introduction to
Southeast Turkey
Paleozoic Trend
Syrian Trend
Selmo
TransAtlantic
Application
Bakuk
Exposure to over 2.1mm and 1.6mm gross/net acres, respectively
Southeast Turkey is the northern extension of the Arabian Basin
Large anticlines hold large opportunities in Turkey, Syria, and Iraq

TRANSATLANTIC
Petroleum Ltd.
Depth
MSD Depth Structure
Country
Turkey
Scale
1:30000
Block
Selmo
Contour inc
100
License
PMI-DML/829
User name
vkoehler
Surface name
MSD_VK-Tops_NewWells
Date
11/16/2009
1:30000

Twin of
S-04
New/Sidetracked Wells
Previous Producers Current Producers
SWD
SELMO Oil Field (100%)
Mar-2011 average:
2760 BOPD
WC: 80%
39 producers
Upcoming wells to drill
Directional
Currently Drilling
Reserve Summary (MMBbls)
Total Proved Probable Possible
Rsvs Rsvs Rsvs
12.1 4.7 12.5
Total 16.8 29.3

BPM
1000000
100000
10000
1000
100
11.3%
8.1%
10.5%%
5.8%
15.5%%
OIL
WATER
TOTAL LIQ.
Jan-64
Jan-69
Jan-74
Jan-79
Jan-84
Jan-89
Jan-94
Jan-99
Jan-04
Jan-09
BOPD
WATER CUT,% - CUM. OIL, MMSTB
WELLS DRILLED

SELMO PRODUCTION History 28 Modest decline on legacy production

Transitional
facies and/or
diagenetic
boundary
MSD
LSL
LSD
?
Garzan
Facies and/or
diagenetic
boundary
?
Campanian Unconformity
?
?
A Highly Productive Reservoir:
SELMO - SINAN RESERVOIR MODEL
A Highly Productive Reservoir:
SELMO - SINAN RESERVOIR MODEL
Hydrothermal Fluids
Sucrose Dolomite
(hydrothermal origin,
saddle dolomite)
Sucrose Dolomite
(cooled burial fluids)
Dolomite, coarse-crystalline, often saddle dolomite, sucrosic; inferred to result from hydrothermal fluids migrating along faults and fractures
(Mardin / deeper source?)
Dolomite (green), fine-crystalline, early diagenetic/meteoric; bacterial sulfate reduction or shale compaction & Limestone (blue)
Grainstone
Dolomite, coarse-crystalline, sucrosic; inferred to originate from cooled hydrothermal fluids away from the reservoir entry points/faults
Solution caverns, cm to dm size
Crackle Network
(alteration from
dolomitization?)
Regional Shear Fractures
(strike-slip)
Probably Bedding-related
Open (vuggy) Fractures
(strong calcite growth,
origin unknown)
Fractures parallel to
Thrust-related Folds
Thrusting and
related Fracturing
(Riedel shear)
Bedding-related
fractures
Young Shear Fractures
(isolated, sigmoidal)

Wells are Productive at High Water Cuts
SELMO WELLS-CUM. OIL PROD. ABOVE 90%WC
Fracture stimulation and gelled acid summary

FROM TO
S-1 53,888 Nov-98 Jun-02
S-2 1,353,038 Jun-77 Jun-05
S-6 326,853 Oct-74 Aug-89
S-13 285,186 Nov-03 Jan-10
S-15 709,794
Jul-81 Jun-86
Nov-92 Apr-96
S-16 959,880 Mar-82 Mar-92
S-19 182,469 Feb-01 Oct-10
S-20 1,052,375 Jun-87 Feb-07
S-21 522,504 Apr-95 Nov-10
S-23 162,061 Jun-91 Jun-01
S-25 74,135 May-04 Nov-10
S-26 623,406 May-88 Apr-08
S-29 449,571 Jan-91 Jun-08
S-33 56,782
Sep-99 Jul-00
Apr-03 Dec-03
Jun-08 May-09
S-35 111,435 Jun-03 Nov-10
S-37 355,577 Mar-02 Dec-09
S-39 45,054 Feb-03 Jun-04
Total: 7,324,008
bbls
Modern Stimulation Enhances
Productivity
* As of March 16, 2011
Oil Production Rate, BPD
Well Operation Before After Current*
S-57 Fracture stimulation 0 120 20
S-45ST Fracture stimulation 7 170 120
S-62 Fracture stimulation 82 250 155
S-50A Fracture stimulation 0 25 0
S-56 Gelled acid 0 (new drill) 260 257
S-2 Gelled acid 0 300 275
S-60 Gelled acid 0 (new drill) 300 63
S-71 Gelled acid 0 (new drill) 366
just
online

Much of Future Development will Focus on the MSD,
though LSL still has Potential

MSD Potential at Selmo
0
10
20
30
40
50
60
70
80
90
100
0.00 0.05 0.10 0.15 0.20
Porosity
(RF: 20%)
SW=10%
SW=20%
SW=30%
SW=40%
SW=50%
SW=60%
SW=70%
SW=80%
SW=90%
30 MMSTB
MSD cum :9.0 MMSTB
Remaining:21.0 MMSTB
LSL has also some potential
The MSD is largely undeveloped

TRANSATLANTIC Petroleum Ltd.

TEMI
Şelmo Oilfield
1:12025
0 200 400 600 800 1,000 1,200 1,400 1,600
Legend
Wells
Status
POSSIBLE LOCATION
PROBABLE LOCATION
PRODUCING/PRODUCED
PUD LOCATION
WET/DRY
Locations
<all other values>
Type
POSSIBLE LOCATION
PROBABLE LOCATION
PRODUCING/PRODUCED
PUD LOCATION
WET/DRY

Plenty of Drilling Room Beyond 2011 32

SELMO FIELD - WELL LOCATION LAYOUT

West
Central
East
North
South
48 49 32 50 18 14 38 55
62 64 31 33 57 68 52
34 56 13 26 39
72 41 21 20 59 33 45 51 53
27 60 71 29 15 65 19
69 58 11 22 1 70 61
5 36 63 25
10 24 16 40 35
28 16 37 23 67 37 54
66 44
47
2
43
Old Drilled
Producing
Shut-in
Injection
New Drilled
Producing
Shut-in
NC
Drilling
Prospect

SELMO LOCATION LAYOUT 33 40 acre spacing Old producing well New infill producing well

Attractive Economics

Per Well
CAPEX: $1.35 MM
Oil $90
LOE <$13>
Transportation <$3>
Income Tax <$9>
Royalty <$11>
$54/ barrel net back
25,00 Barrels to payout
MSD with LSD (Gelled Acid Used)
Well Name: Selmo-56
Field: Selmo
Country: Turkey, District-X
Date: 11/19/2010
Classification: PostDrill
Est. type Volumetric
Formation: MSD+LSL+LSD
Perforations:
Input parameters
Drainage area (acres) 45
Net pay thickness (ft):
MSD 42
LSL 0
LSD 10
Bulk volume (acre-ft) 2340
Porosity (%):
MSD 9
LSL 0
LSD 5
Water saturation (%) 45
Initial reservoir pressure (psia) 2,610
Reservoir temperature (oF) 160
Oil gravity (oAPI) 34
Formation volume factor (rb/STB) 1.06
Recovery factor 0.20
Output parameters
OOIP (STB/ac-ft) 564
OOIP (STB) 1,318,714
EUR (STB/ac-ft) 113
EUR (STB) 263,743
Cum oil (STB) 0
RRR (STB) 263,743
Strategy 2011
Vertically integrated to reduce
costs by half
Directional drilling (underway)
Continuing Fracture stimulation and Gelled Acid
program
Converting to electricity from diesel will save
$1MM/year
Year End exit rate 4,000 Bbls/d
24 wells

SE TURKEY
Syria
Zagros/Bitlis
Suture
Paleozoic Kitchen Area
Silurian/Ordovician sources Mature
Mardin/Midyat Uplift
Paleozoic source rocks immature
Paleozoic Kitchen Area
Silurian/Ordovician sources Mature
Tertiary
U.Cretaceous
U.Cretaceous
Tertiary
U.Cretaceous
Oil Window
Oil Window
North
South
Paleozoic
Source Rocks
Migration
Pathways
Oil Window

Paleozoic Trend 35

TransAtlantic Petroleum Ltd.

X/Y: Meters
630600 632600 634600 636600 638600 640600 642600 644600 646600 648600 650600 652600 654600 656600 658600 660600 662600
4187800 4185800 4183800 4181800 4179800 4177800 4175800 4173800 4171800 4169800
N
Ambarcik-1
Alpay 1
Aktepe-1
ARP-1
ARP-3
ARP-2
Scale = 1:120000
0 10000 20000 30000 ft
0 1200 2400 3600 4800 6000 m

95,869 acres
ARPATEPE LICENCE (50%)
2011 Plan
3D being processed
Potential NNE-SSW favorable depositional trends
Find more wells like Arpatepe-1, 2, and 3 (400K+ EUR Avg.)
5 wells planned in 2011
Year end exit rate ˜
600 Bbls/d

TRANSATLANTIC Petroleum Ltd.

X/Y: Meters
654600
656600
4175800
8100
ARP-1
ARP-2
ARP-3
80 ACRES
Scale = 120000
0 1667 3333 5000 ft
0 200 400 600 800 1000 m
656600
658600

ARPATEPE Field

Expected Recovery per 10'
of pay
Reserve Summary (MMBbls)
Total Proved Probable Possible
Rsvs Rsvs Rsvs
1.0 1.0 0.7
Total 2.0 2.7
Input parameters
Drainage area (acres) 80
Net pay thickness (ft):
Bedinan
10'
Porosity (%):
Bedinan 17%
Water saturation (%) 30
Initial reservoir pressure (psia) 3,150
Reservoir temperature (oF) 142
Oil gravity (oAPI) 40
Recovery factor 0.3
Recovery / 10'
pay 150,000 barrels

Are there more wells like the  ARPATEPE-1?
7946
7987
2
Dadas
Bedinan
8002
8019
7978
8002
7946
7968
7945
-5562
DST-2: 61
bbls 40.9
API OIL
T: 142 F
OIL: ?
OIL: ?
OIL:
326
bbls/d
365
bbls
/d
Well Name: Arpatepe-1
Field: Arpatepe
Country: Turkey
Date: 12/1/2010
Classification: PostDrill
Est. type Volumetric
Formation: Bedinan
Perforations:
Input parameters
Drainage area (acres) 80
Net pay thickness (ft):
Bedinan 60
Bulk volume (acre-ft) 4800
Porosity (%):
Bedinan 17
Water saturation (%) 30
Initial reservoir pressure (psia) 3,150
Reservoir temperature (oF) 142
Oil gravity (oAPI) 40
Formation volume factor (rb/STB) 1.33
Recovery factor 0.30
Output parameters
OOIP (STB/ac-ft) 694
OOIP (STB) 3,331,857
EUR (STB/ac-ft) 208
EUR (STB) 999,557
RRR (STB) 999,557

632000
637000
642000
647000
652000
657000
662000
4184700
4179700
4174700
4169700
AR/AME-GYP-TLN/3118
Arpatepe 3D
252 km2
Inline 2750
ARV-09-02
Alpay-1
Aktepe-1
ARP-1
Arpatepe Field:

Arpatepe 3D Coverage: Time Slice @ 1.2 seconds on “Dip of Max Similarity” Attribute 3D Makes a Difference in Finding the Right Spot 39

TRANSATLANTIC
Petroleum Ltd.

Arpatepe 3D_Final Line 2750.0, PSTM
PSTM (Time)
ARP-3
5304 m
Ambarcik-1
Inline:
Crossline:
Mardin
Uludere
Bedinan
X:658321.50, Y:4178050.50 Meters, Inline:2750.0, Crossline:10283.0, T:0.073, PSTM:0, Panel 1, Arpatepe 3D_Final

Arpatepe 3D – Inline 2750: PSTM 3D Makes a Difference 40

Arpatepe 3D_VStack Line 2750.0, VSTACK
VSTACK (Time)
ARP-3
5304 m
Inline:
Crossline:
2750.0 10040.0
2750.0 10060.0
2750.0 10080.0
2750.0 10100.0
2750.0 10120.0
2750.0 10140.0
2750.0 10160.0
2750.0 10180.0
2750.0 10200.0
2750.0 10220.0
2750.0 10240.0
2750.0 10260.0
2750.0 10280.0
2750.0 10300.0
2750.0 10320.0
2750.0 10340.0
2750.0 10360.0
2750.0 10380.0
2750.0 10400.0
2750.0 10420.0
2750.0 10440.0
2750.0 10460.0
2750.0 10480.0
0.100
0.200
0.300
0.400
0.500
0.600
0.700
0.800
0.900
1.000
1.100
1.200
1.300
1.400
1.500
1.600
1.700
1.800
1.900
X:658321.50, Y:4180159.50 Meters, Inline:2750.0, Crossline:10368.0, T:0.042, VSTACK:0, Panel 1, Arpatepe 3D_VStack

Arpatepe 3D – Inline 2750: 1 st Velocity Stack 3D Makes a Difference 41

Line ARV-09-02, PSTM
PSTM (Time)
ARP-2 2
5368 m
ARV-09-16, 311.97
ARV-09-15, 271.24
ARV-09-13, 133.35
Offset
1000
2000
3000
4000
5000
6000
7000
8000
9000
10000
11000
0.100
0.200
0.300
0.400
0.500
0.600
0.700
0.800
0.900
1.000
1.100
1.200
1.300
1.400
1.500
1.600
1.700
1.800
1.900

Arpatepe 2D – ARV-09-02: PSTM 42 Compare to 2D

Bakuk-101
AR / TOR / 4069
BAKUK-2
BAKUK-3
S. BAKUK-1
DIRPU-1
BASBIRIN-1
BAKUK ANTICLINE
ANTICLINE
Em
Qal
Girmeli
W. GIRMELI-1
GIRMELI-1
Camurlu-Mardin Gas Pipeline
NUSAYBIN-1
NUSAYBIN
3D Seismic Area
SOGUTLU-1
CAMURLU-3
CAMURLU FIELD
BAKACIK-1
IKIZTEPE-9
IKIZTEPE FIELD
SINIRTEPE-1
SAID
KAHTANIYEH FIELD
ARPALI
IPEK-1
GURKAYNAK-1
S. DINCER-1
OCAKLI-1
KOZLUCA-1
KOZLUCA FIELD
0
5
10
Km.
Bakuk Structural Model

Syrian Trend Area
Bakuk Gas Discovery
TransAtlantic 50% interest
No oil leg found in re-entry of
Bakuk-2
Gas Pipeline to South and North
(South pipeline now being tested)
3D acquired on S. Bakuk
Next well being planned
Modest sales expected in 2011

3165
DIYARBAKIR
BATMAN
829
(14)
(40)
(40)
(18)
(16)
(10)
4174
3118
3695
(10)
10 " Planned
PIRINÇLIK
SIIRT
Kaletepe-1
4175
3972
PS 3/A
3970
3969
Kale-1
3971
(46)
(40)
PS 4
MARDIN
Bakuk-101A
4642
4069
SURIYE
0 5 10 20 30 40 50
Kilometers

44 Potential Bakuk Pipeline to the North Approximately 50 miles

TRANSATLANTIC Petroleum Ltd.

734600
739600
744600
749600
754600
759600
774600
779600
4140500
4135500
4130500
4125500
4120500
4115500
729600
764600
769600
SIV-11-01
SIV-11-02
SIV-11-03
SIV-11-04
SIV-11-05
SIV-11-06
EBYAT-1
GUCLU-1
YAZMAN-1/S
OZGUNER-1
UGUR-1
BABIL-1
DINCER-2
PAZAR-1
KUZEY DINCER-2
ALAKAMIS-1
ALAKAMIS-2
YOLACAN-3
IPEK-1
84-OZ-14
84-OZ-15
84-OZ-24

License 4642 (Idil) 2D Survey: 110km Ebyat Anticline Midyat Lmst Basalt 45 Syrian Trend

Base Map
Meters
674600
679600
684600
689600
694600
699600
704600
709600

4350 4273 46 236 kms currently in processing Adana Licenses 2011 Plan • Process 2D (raw stack follows) • Drill 2 wells • Similar to Thrace

ADV-11-16

Line ADV-11-016, RawStack
box
Near Surface Amplitudes: 0.3-0.4 seconds
Main Target Amplitudes: 1.2-1.3 seconds
Top Salt
Base Salt
Secondary Target: Sub-salt clinoforms
Acoustic Basement: Reefal Limestone over Older Paleozoic Rocks

Brute stack 47

Brute stack 48

Bouguer Gravity Map
TURKEY
SYRIA
HAYDARLI-1
K.SUVARLI-1
KEYSUN-1
BALABAN-1
OVACIK-1
BURC-1
SAMSAT-1
ARABAN-1
NARLI-1
KARADAG-1
BAGTEPE-1
G.BOZOVA-1
D.BOZOVA-1
KIZKAPANI-1
GOKVIRAN-1
KULECIK-1
GAZIANTEP-1
BELLIK-1
BOZKAYA-1
ARIL-1
SAZGIN-1
SEYDA-1
YAKACIK-1
TILMIZ-1
YONA-1
K.KILIS-1
ELBEYLI-1

Gaziantep Area SE Turkey 49

4656 4607 4638 4648 4649 Gaziantep Area SE Turkey SYRIA TURKEY 50

51 Gurun License (Central Turkey) Frontier Exploration

TRANSATLANTIC
Petroleum Ltd.

4230000 m
4200000 m
4170000 m
4140000 m
4110000 m
≈
0 km
10 km
20 km
30 km
40 km
50 km

TransAtlantic Turkey Ltd.-SE Turkey Licenses
3969,3970,3971,3972 (Midyat Area)
3971
3972
3970 3969
3118
SYRIA
TURKEY
ARPATEPE
DISCOVERY
BAKUK
DISCOVERY
BATI RAMAN
FIELD
500MMBOR
RAMAN FIELD
200MMBOR
IRAQ
TransAtlantic’s
Selmo Field
600 MMBOIP
“Shell”
Trend
Souedieh
2 BBOR
Karatchok
258 MMBOR
Rumilan
111
MMBOR
Sazaba
253 MMBOR

Midyat Area (Syrian Trend)
500,000 acres

SE TURKEY
Syria
Zagros/Bitlis Suture
Paleozoic Kitchen Area
Silurian/Ordovician sources Mature
Mardin/Midyat Uplift
Paleozoic source rocks immature
Paleozoic Kitchen Area
Silurian/Ordovician sources Mature
Tertiary
U.Cretaceous
U.Cretaceous
Tertiary
U.Cretaceous
Oil Window
Oil Window
North
South
Paleozoic Source Rocks
Migration Pathways
Oil Window

A
A'
WARD CO.
CRANE CO.
+ 2000
+ 1000
- 1000
- 2000
- 3000
- 4000
- 5000
- 6000
- 7000
- 8000
- 9000
- 10,000
- 11,000
- 12,000
- 13,000
Depth (feet relative to sea level)
YATES, SEVEN RIVERS AND QUEEN FMS
SAN ANDRES FM
CLEARFORK FM
WICHITA - ALBANY FMS
WOLFCAMP FM
CARBONIFEROUS
DEVONIAN
SILURIAN
CAMBRIAN - ORDOVICIAN
WARD CO.
A'
A
CRANE CO.
2000ft
1000ft
0
3000ft
6000ft

Midyat-Mardin Uplift-Similarities to other major oil and gas provinces
UK North Sea
Forties-Montrose High
UK North Sea
East Central Graben
UK North Sea
West Central Graben
West Texas
Central Basin Platform
Paleozoic sources
Migration into younger
Permian carbonates
outside of the kitchen
United Kingdom
North Sea
Forties-Montrose High
Upper Jurassic source rocks
Migration from kitchen into
younger Paleocene/Eocene
Sandstones

Tuz Golu Basin 54

Tuz Golu Basin-2010 survey TG-2 Post Stack Migration Prospect Area (10 km) Tuz Golu Post Stack Migration 55

TRANSATLANTIC
Petroleum Ltd.

BULGARIA
REECE
B L A C K S E A
GEORGIA
THRACE BASIN
WESTERN BLACK SEA
KAFZ
ERZURUM BASIN
SIVAS BASIN
HAYMANA BASIN
CANKIRI-CORUM BASIN
MUS-VAN BASIN
IRAN
GRABEN BASINS
TUZGOLU BASIN
ADANA BASIN
ISKENDERUN BASIN
ARABIAN PLATFORM BASIN
WESTERN TAURIDS
MANAVGAT BASIN
M E D I T E R R E A N
SYRIA
IRAQ

FRONTIER TERTIARY BASINS Thrace Cum >1 TCFe Sivas 1 Well Malatya No Wells Tuz Golu 56

Sivas Basin

1939-1992 Earthquake Sequance
Izmit
Ercinzan
Ankara
Sivas Basin
Fault Slip Rate
24+4 mm/yr
T U R K E Y
500 km
Los
Angles
San
Francisco
Salton
1857 Earthquake
1906 Earthquake
San Joaquin Basin
Fault Slip Rate
20-34 mm/yr
C A L I F O R N I A

•The Sivas Basin (~8600 sq km)is
the same geologic age and formed under
similar tectonic settings as the San Joaquin basin (~50,000 sq km).
•Both basins are “pull apart”
basins related to major active strike slip faults.
Sivas Basin

Thick Sediments
Celalli 1
4400000 m
4350000 m
4300000 m
250000 m
300000 m
350000 m
400000 m
-15
-13
-10
-8
-5
-3
0
3
5
8
10
13
15
18
20
mGal

(50 km/31 miles)
Sivas Basin-Turkey
License Area-6414 sq km/ 1,584,928 acres
1 well to 3643 meters(Celalli-1; 1965)
Basin is up to 10 km deep
Thick Sediments(>10km)
Thin Sediments(<2km)

2011 Plan
• Seek Partner
• Develop Prospects

TRANSATLANTIC Petroleum Ltd.
4300000 m
TAT 4325
4275000 m
Gurun Area-Turkey
License Area-493 sq km/ 121,771 acres
Prospective Thrust Related Folds
Karaca
Thick Sediments
Kitchen Area
4250000 m
Thick Sediments(>10km)
mGal
Thin Sediments(<2km)
Malatya Fault
4225000 m
(25 km/15.5 miles)
Malatya- Basin-Turkey
License Area-3721 sq km/ 919,087 acres
Basin is over 5 km deep (16,400 ft)
375000 m
400000 m
425000 m
450000 m

Malatya Basin (716,288 Acres) 59

Karaca Anticline Closure=33 sq km/8132 acres Line 1 Line 3 60 2011 Plan • Seeking to Partner • Well likely late in year

Asilah-1
Asilah-2
Tselfat
Acreage
Asilah 543,644
Tselfat 111,197
654,841
2011 Plan
• Complete GRB-1 and connect and
develop if successful
• Test HR-33 and possibly develop
• Drill 3D prospect TKN-1 next
• 2011 CAPEX $10-$17.5 MM

Morocco

Location map of Asilah prospects Gas seep GRB deep GRB shallow Friska Rissana Source Rock GRB-1 well 62

W
9!99-LR-08, 755.04
GRB-1
09-ASL-12, 1133.3318-ASL-01, 1229.49
E
- 08-ASL-02 -
SP:
1200.0
1300.0
1400.0
1500.0
0.000
0.500
1.000
1.500
2.000
2.500
Langhian
45m
Asilah ss.
472m
Base Asilah ss.
1300m
08-ASL-02

63 GRB-1 (Completion Attempt Planned)

TRANSATLANTIC Petroleum Ltd.

08-ASL-
ASL-12
0.800
800
1,050
1,300

Lower Case surface:
11.2 sq km
Mid-Case surface:
15.4 sq km
Upper Case surface:
21.5 sq km
GRB-1
GRB-1 structure Parameters:
(Mid-Case)
•Reservoir:
Asilah sandstone
•Objective:
1850 m
• Surface: 15.4 km²
•Thickness:
40 m,
• Porosity: 10%,
•Water saturation 40%
• Unrisked potential exceeds 100 bcf
• Close to pipeline

X/Y: Meters
472400
474400
476400
478400
480400
482400
484400
490400
492400
418800
416800
414800
412800
410800
406800
404800
HRN-003
HRN-002 b
TKN-1
DOS-1
HR-027
BR-001
HR-33 bis
SD-001
GNE-1
DGR-1
GU-005
MD-001
HR-003
DOG-001
MC-1
DGR-2
GUW-1
GU-006
ZI-1
ZI-2
TSN-003
JB-005
JB-004
EH-2
EH-1
HS-002
HS-001
OK-001
OK-2
BTK-1
BD-132
BD-127
BD-114
BD-131
TSN-007
SL-1
SL-002
JB-002
2.500
2.750
2.250
1.000
1.250
1.500
1.750
0.750
0.500
0.250

TEKNA-1 GNE-1 Haricha field Boudraa field Tselfat field 65 Tselfat Prospects

Initial WOC @ -850m
Initial GOC @ -792 m
New WOC @ -770 m
New GOC @ - 730 m
Burdigalian and Haricha formation eroded
HR-33 bis
2nd proposal well
1st proposal well
480400
482400
414800
412800
DOS-1
BR-001
HR-010
HR-017
HR-007
HR-019
HR-024

66 Produced 4 mmboe from 1957-1990 from 20 productive wells HR-33 bis drilled to reactivate field Testing now underway 1-2 mmboe potential remaining Haricha Field

TRANSATLANTIC
Petroleum Ltd.

HR-006HR-002
HR-012
HR-027
DOS-1 1
TKN-1
1533 m
1318 m
812 m
2680 m
Line:
Trace:

Cross-line 470 showing Tekna-1 and Haricha field Tekna prospect Haricha field SW NE Top of Jurassic Tekna look alike structure… 67 Tekna Prospect (TKN-1)

Tekna-1 on arbitrary line A NW SE Tekna Prospect … that closes. 68

TRANSATLANTIC Petroleum Ltd.

N
X/Y:
Meters
480400
420100
420100
Arbitrary Line A
Cross Line 470
480400

TKN-1 prospect
Closure2.4 km2 (590 acres)
Unrisked potential 8 mmbbl
TKN-2 Proposal location Closure 0.65
km2 (162 Acres)
Haricha field Closure
1.3 km2 (321 Acres)
Tekna prospect (TKN-1):
Next well to be drilled
Tekna prospect (TKN-1):
Top Jurassic Structure Map
with extent to Haricha structure
Risks
from chances of
success
Parameters Cos Comments
Structure 0.80
Structure and closure well defined
using 3D seismic
Reservoir 0.60
Exploration zone, small risk to drill
Nappe instead of Burdigalian-Dogger
reservoirs
Seal 1
Proven seal in the area, example
Haricha field sealed by Nappe
Source rock 0.60
Proven source rock in the area, but HC
charge factor not very high in surrounding
fields (Haricha,  Boudraa and Tselfat)
Prospect CoS 0.29
Tekna-1 Chance of Success

TRANSATLANTIC Petroleum Ltd.

140
120
100
80
60
40
20
-
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09

0.7
0.6
0.5
0.4
0.3
0.2
0.1
-
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09

Bulgaria
Complementary to
operations in Turkey
and Romania w/o
diverting
resources
Gas Discovery at
Deventci R-1
Minimizes Risk
Upside  from
Etropole Shale and
Aglen field re-
development
Attractive for JV
Near term
Catalyst with
Deventci R-2
“Drill Ready”
Attractive fiscal terms
promoting development of gas
resources
End user gas prices
approximately $10.00 /mcf
Royalty 2.5% - 30% (oil)
2.5% - 30% (gas)
Tax 10%
Large acreage with gas
discovery, field re-development
and conventional and
unconventional upside
Close proximity to the existing
Bulgarian gas pipeline system
Bulgaria imports
~ 90% of its
energy from Russia
’09 Average BOPD
Consumption   125k
Production 3k
Net Imports 122k
Crude Oil Consumption vs. Production
’09 Average BCF/d
Consumption     0.26
Production 0.02
Net Imports 0.24
Natural Gas Consumption vs. Production

TRANSATLANTIC Petroleum Ltd.

Romania
Serbia
Macedonia
Greece
Turkey
Sofia
GPRS+CS Chiren
Vratsa
Lovech
Levski
Byala
Razgrad
Ruse
Isperikh
CS Kardam 2
CS Kardam 1
General Toshevo
Debrich
CS Valchi Dol
CS Provadya
Varna
CS Polski Senovets
Sevlievo
Botevgrad
Pernik
Elin Pelin
Sliven
CS Lozenets
Burgas
Debalt
Yambol
Stara Zagora
Polovski
CS Ikhtiman
Pazardzhik
Asenovgrad
CS Strandeha
CS Petrich
ROMANIA
GREECE
Bulgaria

General location of
DPE License Area

DPE Bulgaria’s license areas are located in close proximity to the existing
Bulgarian gas pipeline system cutting across the southeastern portion of the
A-Lovech Block. The block is within driving distance from TransAtlantic’s yard in the Thrace Basin. The oil service industry in Romania provides additional access to services and supplies. The port of Varna on the Black
Sea is well placed for the importation of materials as is the Danube River.

Romania
Danube River
Extent of Etropole Gas Shale Play
(Area shown covers approximately 500,000 acres)
Bulgaria
Projected Extent of Etropole Gas Shale Play
Existing Fields
DPB Contingent Resource Fields
DPB Prospective Resource Prospects
A-Lovech Block
West Koynare Field
(Deventci Discovery )
Deventci Trend
L. Jurassic HTD
East Koynare
Chrien Gas Storage Field
DPE holds deep rights underneath
Aglen Trend
M. Triassic HTD
Aglen Block
Gas Transmission Line
25 Km
Lukovit
Aglen Field
(Re-development project)

A-Lovech Block (Approximately 600,000 acres) 72

Projected Outline of Etropole Shale PC
(to be filed in late 2012 ~ 350,000 to 400,000 acres)
X/Y: Meters
Koynare 3D survey (acquisition complete)
3P Reserve Area Surrounding Deventci Discovery
(as per internal estimates for the PC application - 3rd Party evaluation to commence Q1 2011)
Only selected seismic lines shown
A-Lovech Block (Extended through Nov-2011)
Koynare Production Concession 160,000 acres (In process)

Seismic Coverage 73

Line AB2-9
South
Lukovit R-1
Deventsi R-2
Line AB2-9
North
Ro .6
Ro 1.0
Ro 1.3

Seismic Type Section Rakita half graben Hydrothermal fluids Carboniferous coals Bachiishte Shale Etropole Shale Aglen Ridge Play Lukovit Prospect Deventci Type Play Ozirovo 74

TRANSATLANTIC
Petroleum Ltd.

Prospective Resources Borovan Area
Prospective Resources Vranik Area
Prospective Resources Sadovets Area
Dolomitized fault complex
Primary fault for hydrothermal fluids
Production License Boundary
Upside (P1)
Chiren
Deventsi
AB2-7
AB2-9 PSTM
AB2-11
583-16
583-22
377-7
377-6
377-2
86-28
Direct Petroleum Bulgaria, Ltd.
A-Lovech Block, Bulgaria
Ozirovo Seismic Structure Map
Contour Interval: 100 m
Note: Only key seismic lines shown

Koynare Production Concession
Contingent Resources* for Deventci Area
P(90)   92 Bcfe
P(50) 245 Bcfe
P(10) 586 Bcfe
Structure Map on Top of Ozirovo

Deventci
Discovery
(P90)
(P10)
(P50)
Direct Petroleum has completed the filing for the Koynare Production Concession (“KPC”), covering some 160,000 acres on the A-Lovech Block. The KPC is comprised of the primary development area to be known as Deventci and three prospective resource areas along the geological trend as shown above with the brown labels.
Final approval of the KPC is expected late in the second quarter.
*Resource evaluation was prepared internally by Direct Petroleum and has not been evaluated by a third party reservoir engineer.

TRANSATLANTIC Petroleum Ltd.

Inline 1240 South-North
Pseudo Well 1
Pseudo Well

Possible HTD alteration zone on Seismic

76 Koynare 3D through the Deventci R-1 well Projected area of hydrothermal alteration HTD alteration noted in Deventci R1 High block in Middle Triassic Carbonate with apparent 4-way closure

Telish
Deventsi r1
Sadovets
Planned Koynare to Aglen Pipeline (23 km)
Rakita
Radomirci
Northern Loop of Bulgarian Gas Pipeline System
Lukovit
E83
Aglen Gas Plant
Aglen
© 2008 Tele Atlas
© 2008 Europa Technologies
Image © 2008 TerraMetrics

Planned Koynare/Aglen Pipeline and
Proximity to Existing Infrastructure
Discovered Gas fields Known structures to be drilled
The historical facilities serving the 2
previously producing wells on Aglen
have been abandoned including the
original gas plant. A new interconnect
to the Bulgarian gas transit system is
needed as well as modern production
facilities
Initial Portion of Koynare
Production Concession
Aglen Field
Redevelopment
Project

Romania
Danube River
Extent of Etropole Gas Shale Play
(Area shown covers approximately 500,000 acres)
Bulgaria
Projected Extent of Etropole Gas Shale Play
Existing Fields
DPB Contingent Resource Fields
DPB Prospective Resource Prospects
A-Lovech Block
West Koynare Field
(Deventci Discovery)
Deventci Trend
L. Jurassic HTD
East Koynare
Chrien Gas Storage Field
DPE holds deep rights underneath
Aglen Trend
M. Triassic HTD
Aglen Block
Gas Transmission Line
25 Km
Lukovit
Aglen Field
(Re-development project)

Etropole Shale Potential 78

TRANSATLANTIC
Petroleum Ltd.

Normal to under pressured
Over pressured
Under pressured
0.126
0.137
0.126
0.131
0.144
0.104
0.109
0.107
0.106
0.132
0.081
0.068
Zone: ETROPOLE_TO_LATE_TRIASSIC - TEST_PRESSURE_GRADIENT_IN_ATM/ IS PRESENT

Normal pressure gradient 0.097 atm/m Ozirovo to Late Triassic Test Pressure Gradient Map (atm/m) ETROPOLE SHALE POTENTIAL 79

Stefanetz mbr
21%
30%
49%
Clay
Carbonates
Other
Suhundol mbr

Etropole Fm Shipkovo mbr Lopjan or Nefela mbr Ozirovo Fm Bukorovtsi mbr Borima Fm Dolni Lukovit mbr Perfs in Deventci Gas shows Shale potential Etropole Shale Play 80

Romania
Danube River
Extent of Etropole Gas Shale Play
(Area shown covers approximately 500,000 acres)
Bulgaria
Projected Extent of Etropole Gas Shale Play
Existing Fields
DPB Contingent Resource Fields
DPB Prospective Resource Prospects
A-Lovech Block
West Koynare Field
(Deventci Discovery)
Deventci Trend
L. Jurassic HTD
East Koynare
Chrien Gas Storage Field
DPE holds deep rights underneath
Aglen Trend
M. Triassic HTD
Aglen Block
Gas Transmission Line
25 Km
Lukovit
Aglen Field
(Re-development project)

Aglen Field Re-development 81

Aglen Field Redevelopment

Depth Structure Map (red contours)
Top Dolni Dabnik Member
CI: 50 m
-4900
-4800
-4700
R-1
R-2
R-3
R-4
R-5
R-6
R-7
R-8
Structure, top Dolni Dabnik

Depth Structure Map – Dolni Dabnik Member Producers (P&A) Reservoir Wet Tested Gas 82 Aglen Field Redevelopment

NEM
NWM
NCM
SEM
Sub Craiova

UPPER JURASSIC
MIDDLE TRIASSIC
SILURIAN
MIDDLE DEVONIAN

23 miles

Romania
Meosian Platform in Southern Romania
Map of Sud Craiova Block
Cross section between Girlmare 1111 and
Oprisoru 1112 within the Sud Craiova Block
showing the thickness of the Upper Triassic
and Silurian Shale in the NWM.
Cross section of the NWM, NCM, SEM and NEM.  The variation in depth of the
Silurian in the NWM and the SEM is due to development of intra-Moesian faulting across the block.

2011 Plan
• Silurian shale test
• Possible Jurassic oil
test
• $5-$7.5 MM CAPEX
North West Moesian (NWM)
North Central Moesian (NCM)
South East Meosian (SEM)
North Eastern Moesian (NEM)

Argetoaia-105
Slatina
Craiova
Milovan-1
Girla Mare 1111
Segarcea-62
Bailesti-1101
Macesu-90
PW1
PW2
PW3
Bechet-1
Potelu-17
Fault
4500
5000
5500
6000
6500
7000
50
25
0 Kilometers
Wet Gas (1.0- 1.3% Ro)
Dry Gas (1.3- 2.6% Ro)
Post Mature >2.6% Ro

Base Silurian Maturity & Depth Contour Map
Maturity Window
5000
Depth below surface
(m)
Sweet spot

• Sweet spot area 580,000
acres
• 200’ Average thickness
• Overpressured
• Large potential resource

Gomotarchi R3
Gomartarsi
Shallow Tertiary Sand
0.3 Bcf produced
Vidin #5
ROMANIA
South Craiova Block
Galtantsi #1
Kovachitsa #1
Yarlouitsa #1
Komoshtitso #1
Kozloduy #11
Butan
Base Jurassic Sand
Strat Trap
3300m
Byalo Pole #1
Reef Lead
Dubovan #2
Gorna Gnoynitsa
2 Bcf
Oryahovo
Selanovisia #2
Gigen
Neocomian
Malm Reef Carbonate
4 mmbbl
Khayredin
2 Bcf
Budargeran
2.25 mmbbl
Gostilya
Staroseltsi
2.4 mmbbl
BULGARIA
Knezha
Dolni Lukovit
Dolni Lukovit #2
Dolni Dubnik
29 mmbl Light Oil
Mid Trias Carbonate
50m thick @ 3300m
Structural / Strat Traps
Pisarovo
0.24 mmbl
1.4 Bcf
Dolni Dubnik #2
Legend
Gas Field
Oil Field
Oil / Gas Field
Lead
Chiren
103 Bcf
Mid Trias - L. Jur
Carbonates & Plastics
Structural / Strat Trap
1600 - 2200m
Gorni Dubnik
3.2 mmbl
Mid Trias Carbonate
Bohot
0.1 mmbl
Uglen
24.7 Bcf
Mid Trias Carbonate
275 m thick
5100m

Figure 4

Coyote
Coyote Prospect

Information on cumulative production was obtained from sources outside the company believed to be reliable, including governmental agencies and industry papers. The data is relevant in that the system is believed to truncate on the Sud Craiova Block.

TRANSATLANTIC Petroleum Ltd.

X/Y: Meters
417000
420000
423000
426000
429000
432000
435000
438000
255000
252000
249000
246000
243000
26
R-2

Bulgarian source basins regional migration is to the north Oil Field Coyote Prospect P50 :closure 1670 acres OGIP : 58 BCF (unrisked) 86

Offset:
0
1000
2000
3000
4000
5000
6000
1.200
1.300
1.400
1.500
1.600
1.700
1.800
1.900
2.000
2.100
M_J2_Dogger
1
COYOTE

Mid Triassic Units NE SW Coyote Prospect Mid Jurassic Units 87

Summary 88 South East Turkey

2011 Capital Expenditures

Other
5%
Morocco
10%
Romania
4%
Thrace
47%
Selmo
23%
Turkey Other
11%

Total Reserve Growth

Reserves Growth* (millions)
80
70
60
50
40
30
20
10
0
2008
2009
2010
Proved
Probable
Possible

CAPEX US $ MM
Thrace $60-$70
Selmo $30
Turkey Other $15
Romania $5-$7.5
Morocco $10-$17.5
Other $5-$10
Total Reserve Growth
* DeGolyer and MacNaughton evaluated the Company’s reserves as of December 31, 2010 in compliance with SEC and the Canadian Oil and Gas Evaluators
Handbook (“COGEH”) (“51-101”).  D&M evaluated reserves at  December 31, 2009 (51-101). RPS evaluated reserves at  December 31,2008 (51-101)

Why Reaching 10,000 Boed is important…
TransAtlantic at 10,000 boepd net  (year end 2011 run rate)
Annual Revenue at 45/55 oil/gas mix $238,162,500
LOE at $10/boe -$41,714,286
Cash G&A -$35,000,000
Interest Expense -$15,000,000
Income Tax -$25,000,000
Available Cash for Capex $120,000,000
Assumes $90 oil and $7.50 gas
Sources and Uses for 2011
2011 Capex -$140,000,000
Cash at 12/31 $35,000,000
Credit Line Availability* $30,000,000
TBNG increase* $15,000,000
Available Cash for Capex $65,000,000
Ending Cash $5,000,000
* Anticipated availability after
redetermination of our Borrowing Base
and after inclusion of TBNG in the
Borrowing Base (expected mid-year)
Can largely self
fund 2012

2011
Execution Plan
Increase production to 10,000 Boepd in Turkey
by year end
$125 - $150 MM CAPEX in 2011
50% dedicated to Thrace Basin
Focus where we have control within our
established inventory
Emphasize tying in production
Development
Maximizing returns by reducing drilling and
operating costs
Pursuing projects that permit development
from existing cash flow
Exploration
Prioritizing opportunities, balancing risk with
reward and near-term with longer-term projects
Working to reduce costs by utilizing our own
quipment
Joint Venture Opportunities
Seek to lower risk and accelerate activity
GOAL
Create a fully funded, international, vertically
integrated E&P company
We can see sufficient
liquidity to meet our
2011 CAPAEX program

TransAtlantic Proved, Probable, Possible
Reserves as of December 31, 2010 (SEC Case)
Proved
Reserves
Developed
Producing
Developed
Nonproducing Undeveloped
Total
Proved
Proved
plus
Probable
Proved
plus
Probable
plus
Possible
Oil and gas Condensate, bbl 4,775 813 7,348 12,936 18,277 31,080
Sales Gas, Mcf 7,820 8,741 5,865 22,425 60,737 234,863
Total boe 6,078 2,270 8,326 16,674 28,400 70,224
Future Capital  Cost, U.S.  $ (000’s) 0 2,145 78,110 80,255 29,010 228,400
Future Net Revenue, U.S. $ (000’s) 322,562 107,226 387,350 817,138 1,407,181 3,228,267
Present Worth at 10 Percent, U.S. $ (000’s)* 216,695 72,220 247,368 536,283 894,381 1,828,347
Note: Probable and possible reserves have not been risk adjusted to make them comparable to proved reserves.

Pre-tax PV10% is considered a non-GAAP financial measure as defined by the SEC and is derived from the standardized measure of discounted future net cash flows, which is the most directly comparable GAAP financial measure.  Pre-tax PV10% is computed on the same basis as the standardized measure of discounted future net cash flows but without deducting future income taxes.  We believe pre-tax PV10% is a useful measure for investors for evaluating the relative monetary significance of our oil and natural gas properties.  We further believe investors may utilize our pre-tax PV10%
as a basis for comparison of the relative size and value of our proved reserves to other companies because many factors that are unique to each individual company impact the amount of future income taxes to be paid.  Our management uses this measure when assessing the potential return on investment related to our oil and gas properties and acquisitions.  However, pre-tax PV10% is not a substitute for the standardized measure of discounted future net cash flows.  Our pre-tax PV10% and the standardized measure of discounted future net cash flows do not purport to present the fair value of our proved oil and natural gas reserves.  The following is a summary of TransAtlantic’s changes in quantities of proved oil and gas reserves for the year ended December 31, 2010:

TransAtlantic Petroleum Ltd.
Standardized Measure of Oil & Gas Quantities
Year Ended December 31, 2010
(Unaudited)
The standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves is as follows (in thousands):
Future cash inflows $ 1,197,740
Future production costs (300,347)
Future development costs (80,255)
Future income tax expense (143,000)
Future net cash flows 674,138
10% annual discount for estimated
timing of cash flows (235,771)
Standardized measure of discounted future
net cash flows related to proved reserves $ 438,367
A summary of the changes in the standardized measure of discounted future net cash flows applicable to proved oil and natural gas reserves is as follows (in thousands):
Balance, beginning of period $ 250,009
Net change in sales and transfer prices and in production (lifting) costs related to future production 53,003
Changes in estimated future development costs (63,040)
Sales and transfers of oil and gas produced during the period (50,033)
Net change due to extensions and discoveries 11,321
Net change due to purchases of minerals in place 79,478
Net change due to revisions in quantity estimates 121,101
Previously estimated development costs incurred during the period 29,659
Accretion of discount 31,249
Other 7,471
Net change in income taxes (31,851)
Balance, end of period $ 438,367
92 * Note: This Standardized Measure of Oil and Gas Quantities is unaudited and remains subject to changes which could be material.

TransAtlantic Petroleum Ltd.

Turkey
Morocco
Romania
Bulgaria

2011 Calendar Catalysts

Thrace Basin
•
Fracture Program
•
Continue shallow low risk  drilling program
•
•
YE production 35-40 mmcf/d
Selmo
•
Bopd YE
SE Turkey
•
Tselfat
•
Testing the HR-33 bis
•
Drilling TKN-1
Asilah
•
GRB -1 well completion
•
Evaluating the Silurian Shale and possiible
Jurassic Oil Play
•
•
Q2 Q 4 Q 3 Q1 ‘12
Complete pipelines to bring shut-in gas to market
Continue with  drilling program, with 2 rigs 4,000
Arpatepe drilling
Drill the Deventci R-2 well
Possible Aglen Well

ŞAHİNTEPE 4 KM
HAYDARIKA 6 KM
BOZBAĞLAR 9 KM
GÜLTARLA 10 KM
TRANS ATLANTIC-DMPL
ATEŞLER-1
KUYUSU

Appendix South East Turkey 94

Shareholder Breakdown:

27%
49%
24%
Inside
Retail
Institutional

$4.00
$3.50
$3.00
$2.50
$2.00
Apr-10
Aug-10
Dec-10
Apr-11

Exchange / Ticker NYSE-AMEX / TAT
Toronto / TNP
Market Capitalization (1) $1.02 billion
Shares outstanding (2)
Float
336.34 MM
150 MM
Shareholder Breakdown
Institutional:
Retail:
Directors & Officers:
27%
24%
49%
52-week
High
Low
$4.10
$2.68
Average volume
(3 months)
1,197,020
(1) As of April 7, 2011closing stock on the NYSE-AMEX price $3.04
(2) As of 9/30/10

200
180
160
140
120
100
80
60
40
20
-
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09

180
160
140
120
100
80
60
40
20
-
'50-'59
'60-'69
'70-'79
'80-'89
'90-'99
'00-'08

Morocco’s Energy Profile
Crude Oil Consumption vs. Production
Wells
168
105
74
75
14
26
’09 Average BOPD
Consumption  187.0k
Production 0.4k
Net Imports 186.6k
BOPD
0000
Area
446,550 km²
Comparative Area Slightly larger than California
‘09 Population Est. 31.3 mm
’09 GDP (Nominal) $88.9 billion
Fitch Sovereign BBB- with stable outlook
Risk Rating
‘09 Proved Reserves 750k BBLS / 53 BCF
‘09 Daily Consumption 187k BOPD
‘09 Daily Production 0.5k BOPD
Royalty
10% (oil), 5% (gas)
Tax
10-year tax holiday, then 30%
Oil is sold at world market prices
Gas is deregulated for end user sales, regulated if sold
to the Moroccan government  for power generation

Onshore Drilling History  – Morocco Is Underexplored
Source: IEA, CIA - The World Fact Book, and IHS

TRANSATLANTIC Petroleum Ltd.

800
700
600
500
400
300
200
100
-
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 09

4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
-
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09

Turkey’s Energy Profile
Crude Oil Consumption vs. Production
000
BOPD
BCF/d
Natural Gas Consumption vs. Production
’09 Average BOPD
Consumption   580k
Production 53k
Net Imports 527k
’09 Average BCF/d
Consumption   3.39
Production .08
Net Imports 3.29
Area
783,562 km²
Comparative Area Slightly larger than Texas
‘09 Population Est. 76.8 million
’09 GDP (Nominal) $617.1 billion
Fitch Sovereign BB, with positive outlook
Risk Rating
’09 Proved Reserves 0.3 billion BBLS / 300 BCF
‘09 Daily Consumption 580k BOPD /  3.39 BCF/d
‘09 Daily Production 53k BOPD /  .10 BCF/d
‘09 Gas Import Partners  Russia (74%), Iran (21%)
Royalty                                12.5%
Tax 20%
Gas is currently priced at ~ $8/MCF, BOTAS
Oil is sold at world market prices
Investment in Turkey increasing:
Chevron
Exxon Mobil
Petrobras

Source: IEA, CIA - The World Fact Book, and IHS

Thrace Basin Geologic Section THRACE BASIN GENERALIZED STRATIGRAPHY After, Huvaz, AAPG Bulletin, v. 89, no. 10 (October 2005), pp. 1373–1396 98

TRANSATLANTIC
Petroleum Ltd.

450
400
350
300
250
200
150
100
50
-
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09

3.0
2.5
2.0
1.5
1.0
0.5
-
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09

Romania’s Energy Profile
Area
238,391 km²
Comparative Area Slightly larger than Oklahoma
‘09 Population Est. 22.2 million
’09 GDP (Nominal) $161.5 billion
Fitch Sovereign BB+ with stable outlook
Risk Rating
‘09 Proved Reserves 0.6 billion BBLS / 2.2 BCF
‘09 Daily Consumption 214k BOPD /  1.63 BCF/d
‘09 Daily Production 117k BOPD /  1.10 BCF/d
Royalty 3.5% - 13.5% (oil)
3.0% - 13.0% (gas)
Tax 1-year tax holiday, then 16%
Oil is sold at world market prices
Gas is deregulated; priced at 80% of imported price (Gazprom)
Crude Oil Consumption vs. Production
000
BOPD
EU Member
Natural Gas Consumption vs. Production
BCF/d
’09 Average BCF/d
Consumption   1.63
Production 1.10
Net Imports 0.53
’09 Average BOPD
Consumption   214k
Production 117k
Net Imports 97k

Source: IEA, CIA - The World Fact Book, and IHS

140
120
100
80
60
40
20
-
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09

0.7
0.6
0.5
0.4
0.3
0.2
0.1
-
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09

Bulgaria’s Energy Profile
Crude Oil Consumption vs. Production
000
BOPD
EU Member
Natural Gas Consumption vs. Production
BCF/d
’09 Average BOPD
Consumption   125k
Production 3k
Net Imports 122k
’09 Average BCF/d
Consumption   0.26
Production 0.02
Net Imports 0.24
Area
110,879 km²
Comparative Area Slightly larger than Tennessee
‘09 Population Est. 7.58 million
’09 GDP (Nominal) $50.6 billion
Fitch Sovereign BBB Stable
Risk Rating
‘09 Proved Reserves 15 million BBLS / 0.55 BCF
‘09 Daily Consumption 125k BOPD /  0.33 BCF/d
‘09 Daily Production 3.2k BOPD /  0.02 BCF/d
Royalty 2.5% - 30% (oil)
2.5% - 30% (gas)
Corporate Tax 10%
Oil is sold at world market prices
Oil and Gas imports from Russia
Only 10% demand met by domestic supply
100 Source: IEA, CIA - The World Fact Book, and IHS

Description of Bulgarian Licenses
R-Factor
DPE has run economic calculations on the royalty percentages for ranges of “R.” These are guidelines only as actual percentages are
determined by the Production Concession
Bonuses: No bonuses paid during production concession
Taxes: Income tax of 10%
Royalty
-             1.50                2.50%
1.50           1.74                5.00%
1.75           1.99                10.00%
2.00           2.49                12.50%
2.50           2.99                22.50%
3.00           10.00              30.00%
R-Factor Range

License Holder: DP Bulgaria (100%)
Term & Work
Program:
Prospecting and Exploration Permit for A-Lovech Block
•
Appraisal extension granted till end of November, 2011.
•
Each commercial discovery within the block can hold the
entire geological trend portion of the block by converting
into long term Production Concession.
•
Application for the Koynare Production Concession was
made on 11 November 2010.
•
Exploration Permit for Aglen Block
•
Primary term with extensions through April 2014.
•
Initial work commitments for first 3 years have been
fulfilled.
•
Commitment to drill 2 wells (2,500 meter minimum) in
years 4-7 (2010 thru 2014).
                                             have a primary term of 35 years
with a possible 15 year extension.
Royalty:State of Bulgaria
Based on “R” factor and calculated by:  R=TCR/TCC, where:
•
TCR is the amount of the total cumulative revenues from
the work, connected to the object of concession, for all
periods under  review, where the paid concession
remuneration is deducted
•
TCC is the amount of total cumulative costs for the work
connected to the object of concession (exploration,
prospecting, valuation, exploitation, development) for all
periods under review.
Production Concessions

STRATIGRAPHY
LITHOLOGY
DISCOVERIES
RESERVOIR HORIZONS
SOURCE HORIZONS
CENOZOIC
QUATERNARY
PLIOCENE
MIOCENE
OLIGOCENE
EOCENE
UPPER
MIDDLE
LOWER
PALAEOCENE
MESOZOIC
CRETACEOUS
UPPER
LOWER
JURASSIC
UPPER
MIDDLE
LOWER
TRIASSIC
UPPER
MIDDLE
LOWER
PALEOZOIC
PERMIAN
UPPER
LOWER
CARBONIFEROUS
UPPER
LOWER
DEVONIAN
UPPER
MIDDLE
LOWER
GALATA
TJULENOVO
DOLNI LUKOVIT
BURDADSKI GERAN
BUTAN, BAZOVETS
PISAROVO
DEVETAKI
DUBNIC
Sevlievo
KEY
SANDSTONE
CARBONATES
SHALE
EVAPORITES
VOLCANICS
MAJOR UNCONFORMITIES

HTD found in the Deventci well Etropole Fm Bachiishte Fm Carboniferous coal Bulgarian Stratigraphic column 102

Hydrothermal Dolomite  - A Major Reservoir Type for Bulgarian Licenses
Thin Section showing Extensive Porosity in Triassic HTD
Zebra Fabric in Triassic HTD Reservoir from the Aglen Field
Porosity (blue)
Saddle Dolomite
Fracturing
Pyrobitumen
(black) coating
porosity
500µm
Note: the thin section to the left is not from the core shown above but rather from the Triassic reservoir in the Gorni Dabnik field to the north.

•
Hydrothermal Dolomite (“HTD”) is a significant reservoir type recognized world-wide as being a major contributor to giant hydrocarbon accumulations including Ghawar and Tengiz.
•
These types of reservoirs are high quality due to the fractures, vugs and general high porosity inherent in HTD (see graphic lower left).
•
The most common characteristic is the formation of large dolomite crystals sometimes referred to a “Saddle Dolomite” a phrase coined by the Canadian geologists who did some of the early work on these lithologies.
•
HTD also is often accompanied by the formation of sulfide minerals including pyrite and  other minerals common to lead-
zinc deposits.  Also common is the appearance of pyro-bitumen coating the pore throats. This gives HTD its common
“Zebra fabric” of alternating bands of white dolomite crystals and dark pryo-bitumen (see graphic in lower right).
•
The seismic expression of the dolomite can take two different paths:
•
Identification of the fault systems through which the hydrothermal fluids move from deeper sources, and;
•
In some cases, the HTD presents itself on seismic in the form of disrupted reflectors and changes in amplitudes indicating a change in the character of the rock due to the alteration of the original limestone to dolomite.

Hydrothermal Dolomite Systems

HYDROTHERMAL DOLOMITE
TOP SHALE SEAL-AQUITARD
'SAG' INFILL
HOST LIMESTONE
FRACTURES OVER MINOR BASEMENT HIGH
INTERNAL SHALE AQUITARDS
THINNER SAND, REDUCED HYDROTHERMAL FLUID FLOW/VOL.
NO DOLOMITE, MVT ABOVE SAND PINCH-OUT
INTERNAL/STRAT. HIGHER SANDSTONE AQUIFER
PINCH-OUT OF SAND
BASAL SANDSTONE AQUIFER
FLANK OF BASEMENT HIGH
BASEMENT (FRACTURED, WEATHERED)

This diagram, excerpted from the seminal paper on Hydrothermal  Dolomite by Taury Smith and Graham Davies, is provided to show how hydrothermal  dolomite forms in the presence of fractures and faults. Of special note is the vertical distribution of alteration zones along with a horizontal separation between these alteration zones.
From G. Davies and L Smith 2006

Geometries of Hydrothermally Altered
Reservoirs

Thank You